Exhibit 10.1

Execution Version

Exchange Agreement

November 4, 2026

3D Systems Corporation

5.875% Convertible Senior Secured Notes due 2030

The entity listed under “UNDERSIGNED” on the signature page hereto (the “Undersigned”), for itself and on behalf of the beneficial owners listed in Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each, including the Undersigned if it is a party exchanging Old Notes (as defined below), an “Investor”), hereby agrees to exchange (the “Exchange”) with 3D Systems Corporation, a Delaware corporation (the “Company”), certain of the Company’s 5.875% Convertible Senior Secured Notes due 2030, CUSIP 88554D AF3 (the “Old Notes”), issued under the Indenture, dated as of June 23, 2025 (as supplemented by the First Supplemental Indenture, dated as of October 1, 2025, and the Second Supplemental Indenture, dated as of December 19, 2025, the “Old Notes Indenture”), among the Company, the guarantors party thereto (the “Guarantors”) and Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Old Notes Trustee”) and collateral agent (in such capacity, the “Old Notes Collateral Agent”), for the Exchange Consideration (as defined below) pursuant to this exchange agreement (this “Agreement”).

The Undersigned acknowledges and understands that (i) the Company is entering into agreements substantially similar to this Agreement (the “Other Agreements”) with the other holders of Old Notes, (ii) the Company intends to acquire, pursuant to this Agreement and the Other Agreements, all of the outstanding Old Notes, and (iii) the sole consideration to be received by the Investors for the Exchanged Notes (as defined below) is the Exchange Consideration.

The Undersigned also acknowledges and understands that the Exchange is being made without registration of the offer or sale of the Shares (as defined below), the New Notes (as defined below) or the shares of Common Stock (as defined below), if any, issuable upon conversion of the New Notes (the “Conversion Shares”) under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction pursuant to a private placement exemption from registration under Section 4(a)(2) of the Securities Act and that each Investor is required to be an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (9) of Regulation D under the Securities Act that is also a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. Capitalized terms used but not defined in this Agreement have the respective meanings set forth in the Old Notes Indenture. As used in this Agreement, “business day” means any day other than a Saturday, a Sunday or any other day on which commercial banks in The City of New York are authorized or required by law or executive order to close or on which DTC (as defined below) is closed.

1. Terms of the Exchange.

(a) Exchange. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Undersigned hereby agrees to exchange, and to cause each other Investor, if any, to exchange, the aggregate principal amount of the Old Notes set forth opposite its name in Exhibit A hereto (the “Exchanged Notes”) free and clear of any Liens (as defined below) (together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens) in exchange for (1) a number of shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), (2) the principal amount of the Company’s 3.30% Convertible Senior Notes due 2031 (the “New Notes”) to be issued under an indenture (the “New Notes Indenture”) to be entered into as of the Closing Date (as defined below) between the Company and U.S. Bank Trust Company, National Association, as trustee (the “New Notes Trustee”), substantially in the form of the draft indenture in respect of the New Notes provided to the Undersigned, as supplemented by the Pricing Term Sheet, dated, and delivered to the Undersigned on, the date hereof (the “Pricing Term Sheet” and, together with the New Notes Indenture, the “Transaction Documents”), (3) the cash consideration (the “Cash Consideration”), in each case, as set forth on Exhibit A hereto, and (4) subject to Section 1(d), an amount in cash equal to the accrued and unpaid interest on the Exchanged Notes from, and including, the most recent date to which interest has been paid on the Exchanged Notes to, but excluding, the Closing Date (the “Accrued Interest Payment” and collectively with the Shares, New Notes and Cash Consideration set forth on Exhibit A hereto, the “Exchange Consideration”).

(b) Holding of Exchanged Notes. Each of the Company, the Undersigned and each Investor agrees that no Investor shall convert the Exchanged Notes in accordance with the terms of the Old Notes Indenture. In addition, the Undersigned and each Investor covenants that it will not sell, contract to sell, transfer or otherwise dispose of any Exchanged Notes (other than to the Company pursuant hereto) prior to the Closing. In consideration for the performance of its obligations hereunder (including as described in the immediately preceding two sentences), the Company agrees to deliver the Exchange Consideration on the Closing Date to each Investor in exchange for its Exchanged Notes.

(c) Exchange Procedures. The Exchange shall occur in accordance with the procedures set forth in Exhibit B hereto (the “Exchange Procedures”); provided that each of the Company, the Undersigned and the Investors acknowledge that the delivery of the Shares and the New Notes to any Investor may be delayed due to procedures and mechanics within the system of Computershare Trust Company, N.A. (the “Transfer Agent”), The Depository Trust Company (“DTC”), the Old Notes Trustee, the New Notes Trustee or the New York Stock Exchange (the “NYSE”) (including the procedures and mechanics regarding the listing of the Shares on the NYSE) or other events beyond the Company’s control and that any such delay shall not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect such delivery, or (ii) such delay arises due to a failure by an Investor to deliver settlement instructions or other information or documents reasonably requested by the Company, the Transfer Agent, DTC, the Old Notes Trustee, the New Notes Trustee, the NYSE or any regulatory authority; provided, further, that no delivery of the Exchange Consideration will be made until the Exchanged Notes have been properly submitted for exchange in accordance with the Exchange Procedures.

(d) Closing. The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at or around 10:00 a.m., New York City time, on November 12, 2026 (the “Closing Date”) or at such other time and place as the Company and the Undersigned mutually agree in writing; provided that if less than 100% of the aggregate principal amount of the Old Notes then outstanding (other than any Old Notes owned by the Company or any of its Subsidiaries) shall be delivered to the Company on the Closing Date in accordance with the Exchange Procedures or the exchange procedures applicable to the Other Agreements, then the Closing Date shall be postponed until such business day (not later than November 19, 2026 (the “Outside Closing Date”)) that 100% of such aggregate principal amount of the Old Notes are so delivered; provided further that (x) if less than 100% but 75% or more of such aggregate principal amount of the Old Notes are the subject of withdrawal requests posted through DTC via DWAC on the Outside Closing Date in accordance with the Exchange Procedures or the exchange procedures applicable to the Other Agreements, then (1) the Undersigned shall cause each Investor (and its DTC participant) to deliver, no later than three business days after the Company’s written request made no later than the business day after the Outside Closing Date, a valid consent to the Proposed Amendments (as defined below) in respect of all of its Exchanged Notes, in accordance with detailed and reasonable procedures as the Company will specify in such written request (which will also include the form of supplemental indenture that would give effect to the Proposed Amendments), and no Investor shall revoke such consent (including pursuant to Section 8.05 of the Old Notes Indenture) unless this Agreement is terminated in accordance with its terms, (2) the Closing shall not occur unless the supplemental indenture and other documents giving effect to the Proposed Amendments shall have been executed and shall be operative prior to the issuance of the New Notes at the Closing, (3) the Closing Date shall be December 4, 2026 (or such earlier business day that 100% of the aggregate principal amount of the Old Notes then outstanding (other than any Old Notes owned by the Company or any of its Subsidiaries) shall be delivered to the Company) (or such other date as the Company and the Undersigned mutually agree in writing) and (4) if the Closing shall not have occurred on or prior to the date specified in clause (b) of Section 18 (as such date may be extended in accordance therewith) for any reason (including the failure of any Investor or any party to an Other Agreement to deliver a valid consent to the Proposed Amendments, or the revocation of any such consent, such that consents from the holders of at least 75% of the principal amount of the Old Notes under the Old Notes Indenture are not received), then the Closing shall not occur and this Agreement shall automatically terminate, with the effect set forth in Section 18 (including clause (y) of the proviso thereto), and (y) if less than 75% of such aggregate principal amount of the Old Notes are the subject of withdrawal requests so posted on the Outside Closing Date, then the Closing shall not occur and this Agreement shall automatically terminate, with the effect set forth in Section 18 (including clause (y) of the proviso thereto). No Investor shall be entitled to any consideration in respect of its consent to the Proposed Amendments, and no portion of the Exchange Consideration constitutes a consent fee or similar fee (including for purposes of Section 10.02 of the Old Notes Indenture). If the Closing occurs after December 1, 2026, but on or prior to December 15, 2026: (x) the Exchange Consideration will not include the Accrued Interest Payment and (y) unless the Closing occurs on December 15, 2026, the Cash Consideration will be reduced by an amount in cash equal to the interest that would have accrued on the Exchanged Notes from the Closing Date to, but excluding, December 15, 2026 had the Exchanged Notes remained outstanding until December 15, 2026. For the avoidance of doubt, in such circumstances and in accordance with the Old Notes Indenture, the Company will pay interest on the Exchanged Notes from June 15, 2026 to, but excluding, December 15, 2026 on December 15, 2026. At the Closing, (i) the Exchanged Notes shall be delivered in accordance with the Exchange Procedures and (ii) the Company shall deliver the Exchange Consideration in accordance with the Exchange Procedures. The Undersigned and each Investor acknowledges that the Exchanged Notes will be surrendered to the Old Notes Trustee for cancellation, and such surrender shall be deemed to occur immediately prior to the issuance of the New

Notes and the delivery of the other Exchange Consideration and, if applicable, immediately after the Proposed Amendments become operative. For purposes of this Agreement, “Proposed Amendments” means amendments to, and waivers under, the Old Notes Indenture, the Old Notes, the Note Guarantees and the Collateral Documents (as defined in the Old Notes Indenture) to (A) eliminate or amend, in such manner as the Company may specify, any of the covenants, Events of Default, definitions and related provisions of the Old Notes Indenture, the Old Notes and the other Notes Documents (as defined in the Old Notes Indenture), to the extent such elimination or amendment may be effected with the consent of the holders of at least 75% of the principal amount of Old Notes under Section 10.02 of the Old Notes Indenture (and, for the avoidance of doubt, excluding any amendment that would require the consent of each Holder affected thereby under clauses (a) through (j) of the first paragraph of Section 10.02 of the Old Notes Indenture), (B) release all of the Collateral and the Note Guarantees and terminate the Collateral Documents and (C) waive any Default or Event of Default that has occurred or may occur in connection with the Exchange or the transactions contemplated by this Agreement or the Other Agreements.

(e) Determinations; Waiver and Release. All questions as to the form of all documents and the validity and acceptance of the Exchanged Notes and the Exchange Consideration will be determined by the Company, in its sole discretion, which determination shall be final and binding. Subject to the terms and conditions of this Agreement, the Undersigned hereby, for itself and on behalf of the Investors, effective as of the Closing, (i) waives any and all other rights with respect to the applicable Exchanged Notes other than the right to receive the Exchange Consideration and (ii) releases and discharges the Company and its affiliates and representatives from any and all claims, causes or rights, whether known or unknown, contingent or matured, that the Undersigned and the Investors may now have, or may have in the future, arising out of, or related to, such Exchanged Notes (other than with respect to the right to receive the Exchange Consideration). The Undersigned and each Investor acknowledges that, upon the Proposed Amendments becoming operative, the Note Guarantees and the security interests in the Collateral will be released, and agrees that it shall have no claim against the Company, the Guarantors, the Old Notes Trustee or the Old Notes Collateral Agent arising from the Proposed Amendments or such release.

2. Representations and Warranties and Covenants of the Company. As of the date hereof and the Closing Date, the Company represents and warrants to, and covenants with, the Investors, and all such covenants, representations and warranties shall survive the Closing, that:

(a) The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. No material consent, approval, order or authorization of, or material registration or declaration with, any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole.

(b) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). Assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Undersigned and Investors herein, entry into this Agreement and the New Notes Indenture, and performance by the Company thereunder, and consummation of the Exchange, including the issuance of the New Notes and the Shares, will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not affect the Company’s ability to consummate the transactions contemplated hereby.

(c) When delivered to the applicable Investor pursuant to the Exchange in accordance with the terms of this Agreement, the Shares will (A) be validly issued, fully paid and non-assessable, (B) be free and clear of any Liens (as defined in Section 3(c) below), option, equity or other adverse claim thereto, including claims or rights under any voting trust agreements, shareholder agreements or other agreements, and (C) not be subject to any preemptive, participation, rights of first refusal or other similar rights (other than any such rights that will be waived prior to the Closing).

(d) The New Notes have been duly authorized and, when executed by the Company in accordance with the terms of the New Notes Indenture and authenticated by the New Notes Trustee in accordance with the New Notes Indenture and delivered in accordance with this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.

(e) A number of Conversion Shares equal to the product of (x) the aggregate principal amount of New Notes divided by $1,000, multiplied by (y) the conversion rate for the New Notes (assuming the maximum increase to such conversion rate for a conversion of the New Notes in connection with a “make-whole fundamental change” or a redemption of New Notes) (the “Maximum Number of Underlying Shares”) have been duly and validly authorized and reserved for issuance by the Company upon conversion of the New Notes in accordance with the terms of the New Notes and, when issued upon conversion of the New Notes in accordance with the terms of the New Notes and the New Notes Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Maximum Number of Underlying Shares will not be subject to any preemptive, participation, rights of first refusal or similar rights.

(f) The Company has all requisite corporate power and authority to perform its obligations under the New Notes Indenture. The New Notes Indenture has been duly authorized by the Company, and will have been duly executed and delivered by the Company on or prior to the Closing. Assuming due authorization, execution and delivery by the New Notes Trustee thereto, the New Notes Indenture, upon execution and delivery thereof by the Company, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(g) Assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Undersigned and each Investor herein, each of the Shares and the New Notes (A) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (B) in the case of the Shares, will be issued in CUSIP No. 88554D 205 and, in the case of the New Notes, will be issued in an unrestricted CUSIP, and (C) will be free of any restrictive legend and any restrictions on resale on the Closing Date by such Investor pursuant to Rule 144 promulgated under the Securities Act.

(h) For the prior twelve months, the Company has filed all reports required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable (other than Form 8-K reports), and every required interactive data file required to be submitted to the SEC.

(i) At or prior to 9:00 a.m., New York City time, on the first business day after the date hereof, the Company shall file with the SEC a current report on Form 8-K announcing the Exchange, which current report the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross Email (as defined below)) to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange or otherwise communicated by the Company to the Undersigned in connection with the Exchange.

(j) There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the Exchange.

(k) No statement or printed material that is contrary to the publicly available filings and submissions made by the Company with the SEC under the Exchange Act, or any other documents and agreements used in connection with the Exchange, has been made or given to the Undersigned by or on behalf of the Company, other than information to be publicly disclosed pursuant to Section 2(i).

(l) The Company shall file a supplemental listing application with the NYSE for the listing of the Shares and the Maximum Number of Underlying Shares.

3. Representations and Warranties and Covenants of the Undersigned. As of the date hereof and the Closing Date (except as otherwise set forth below), the Undersigned hereby, for itself and on behalf of the Investors, represents and warrants to, and covenants with, the Company as follows (it being understood that, for purposes of this Section 3 (other than Sections 3(n) and 3(p)), references to the New Notes shall be deemed to include the Conversion Shares, if any, issuable upon conversion thereof):

(a) The Undersigned and each Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. If the Undersigned is executing this Agreement on behalf of Accounts, (i) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (ii) Exhibit A attached to this Agreement contains a true, correct and complete list of (A) the name of each Account and (B) the principal amount of each Account’s Exchanged Notes.

(b) The Undersigned has all requisite corporate (or other applicable entity) power and authority to execute and deliver this Agreement for itself and on behalf of the Investors. Each of the Undersigned, on behalf of itself and each Investor, and each Investor has all requisite corporate (or other applicable entity) power and authority to carry out and perform its obligations under the terms hereof and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes the legal, valid and binding obligation of the Undersigned and each Investor, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

(c) Each of the Investors is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name in Exhibit A attached to this Agreement. When the Exchanged Notes are exchanged, the Company will acquire good, valid and marketable title thereto, free and clear of all liens, mortgages, pledges, security interests, restrictions, title retention agreements, charges, encumbrances or adverse claims, rights or proxies of any kind (“Liens”). None of the Investors has, in whole or in part (other than pledges or security interests that an Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, all of which will be terminated prior to the Closing Date), (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion pursuant to the Old Notes Indenture or otherwise disposed of any of its Exchanged Notes (other than to the Company pursuant hereto), or (y) given any person or entity any transfer order, power of attorney, proxy, consent or other authority of any nature whatsoever with respect to its Exchanged Notes, and no Investor will take any action described in clause (x) or (y) prior to the Closing (other than the exchange of the Exchanged Notes pursuant hereto and any consent to the Proposed Amendments delivered pursuant to Section 1(d)).

(d) The execution, delivery and performance of this Agreement by the Undersigned and the compliance by each Investor with all provisions hereof and the consummation of the transactions contemplated hereby, will not (i) require any consent, approval, authorization or other order of, or registration or qualification with, any court or arbitrator or governmental or regulatory body or agency (except as may be required under the securities or Blue Sky laws of the various states), (ii) constitute a breach or violation of any of the terms or provisions of, or result in a default under, (x) the organizational documents of any of the Undersigned or any Investor or (y) any material indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Undersigned or any of the Investors is a party or by which the Undersigned or any Investor is bound (including any investment mandate or policy, limited partner committee directive or similar restriction), or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, decision, order or decree of any court or any governmental body or agency having jurisdiction over the Undersigned or any of the Investors.

(e) The Undersigned and each Investor will comply with all applicable laws and regulations in effect necessary for each Investor to consummate the transactions contemplated hereby and obtain any consent, approval or permission required for the transactions contemplated hereby and the laws and regulations of any jurisdiction to which the Undersigned and each such Investor is subject, and the Company shall have no responsibility therefor.

(f) The Undersigned and each Investor acknowledges that no person has been authorized to give any information or to make any representation or warranty concerning the Company or the Exchange other than the information set forth herein and the Transaction Documents in connection with the Undersigned’s and each Investor’s examination of the Company and the terms of the Exchange, the Shares and the New Notes, and the Company does not take, and J. Wood Capital Advisors LLC (the “Placement Agent”) does not take any responsibility for, and neither the Company nor the Placement Agent can provide any assurance as to the reliability of, any other information that others may provide to the Undersigned or any Investor.

(g) The Undersigned and each Investor understands and accepts that acquiring the Shares and the New Notes in the Exchange involves risks. The Undersigned and each Investor is a sophisticated participant in the transactions contemplated hereby and has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks with respect to the Exchange and an investment in the Shares and the New Notes. With the assistance of each Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, such Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the New Notes and the consequences of the Exchange, this Agreement and the Transaction Documents and the Investor has made its own independent decision that the investment in the Shares and the New Notes is suitable and appropriate for the Investor. Each Investor has considered the suitability of the Shares and the New Notes as an investment in light of such Investor’s circumstances and financial condition and is able to bear the risks associated with an investment in the Shares and the New Notes. The Undersigned and each Investor understands that it should consult with its own tax advisors in order to determine the U.S. federal, state, local and non-U.S. tax consequences of the Exchange and the ownership or disposition of the Shares and the New Notes, in light of the Undersigned’s and each Investor’s particular circumstances.

(h) The Undersigned and each Investor confirms that it and each Investor is not relying on any communication (written or oral) of the Company, the Placement Agent or any of their respective affiliates or representatives as investment advice or as a recommendation to acquire the Shares and the New Notes in the Exchange. It is understood that information provided by the Company, the Placement Agent or any of their respective affiliates and representatives shall not be considered investment advice or a recommendation to participate in the Exchange, and that none of the Company, the Placement Agent or any of their respective affiliates or representatives is acting or has acted as an advisor to the Undersigned or any Investor in deciding to participate in the Exchange.

(i) The Undersigned and each Investor confirms that the Company has not (i) given any guarantee, representation or warranty as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or the New Notes or (ii) made any representation or warranty to the Undersigned or any Investor regarding the legality of an investment in the Shares or the New Notes under applicable legal investment or similar laws or regulations. In deciding to participate in the Exchange, the Undersigned and each Investor is not relying on the advice or recommendations of the Company and the Undersigned and each Investor has made its own independent decision that the investment in the Shares and the New Notes is suitable and appropriate for it.

(j) The Undersigned and each Investor is familiar with the business and financial condition and operations of the Company and its subsidiaries, and the Undersigned and each Investor has had the opportunity to conduct its own investigation of the Company and its subsidiaries, the Shares and the New Notes and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Undersigned and each Investor has had access to the SEC filings of the Company and such other information concerning the Company and its subsidiaries, the Shares and the New Notes as it deems necessary to enable it to make an informed investment decision concerning the Exchange. The Undersigned and each Investor has been offered the opportunity to ask such questions of the Company and its representatives and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Exchange.

(k) The Undersigned and each Investor is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3), (7) or (9) of Regulation D under the Securities Act and it and any account (including for purposes of this Section 3(k), the Accounts) for which it is acting (for which it has sole investment discretion) is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Undersigned and each Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(l) The Undersigned and each Investor is not, and has not been during the consecutive three month period preceding the date hereof, and as of the Closing Date will not be, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, no Investor acquired any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company. Each Investor beneficially owns and will beneficially own as of the Closing Date (but without giving effect to the Exchange) (a) less than 5% of the outstanding Common Stock of the Company and (b) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote. No Investor is a subsidiary, Affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company (each such director or officer, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of any Investor.

(m) Neither the Undersigned nor any Investor is directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company.

(n) Each Investor (including the Undersigned, if applicable) is acquiring the Shares and the New Notes solely for its own beneficial account (or for any account (including for purposes of this Section 3(n), the Accounts) for which it has sole investment discretion), for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares or the New Notes. The Undersigned and each Investor understands that the offer and sale of the Shares and the New Notes have not been registered under the Securities Act or any state securities laws and are being issued without registration under the Securities Act by reason of specific exemption(s) under the provisions thereof that depend in part upon the investment intent of the Investors and the accuracy of the other representations and warranties made by the Undersigned and each Investor in this Agreement. The Undersigned and the Investors understand that the Company, external legal counsel to the Company (“Company Counsel”) and the Placement Agent are each entitled to rely upon the representations, warranties and agreements contained in this Agreement (and any supplemental information provided to the Company and the Placement Agent by the Undersigned or the Investors) for the purpose of determining whether this transaction meets the requirements for such exemption(s) and to issue the Shares and the New Notes without legends as set forth herein.

(o) The Undersigned and each Investor acknowledges and agrees that the terms of the Exchange have been mutually negotiated between the Undersigned (on behalf of the Investors) and the Company. The Undersigned and each Investor was given a meaningful opportunity to negotiate the terms of the Exchange.

(p) The Undersigned and each Investor acknowledges and agrees that it had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Placement Agent has placed any pressure on the Undersigned or any Investor to respond to the opportunity to participate in the Exchange. The Undersigned and each Investor acknowledges that the Company may, from time to time, including concurrently with the Exchange, offer and sell shares of Common Stock or other securities of the Company pursuant to an effective registration statement under the Securities Act, including in “at the market” offerings through one or more sales agents (any such offering, a “Registered Offering”). The Undersigned and each Investor acknowledges and agrees that it was not solicited to participate in the Exchange by means of any Registered Offering, and that it did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or otherwise through a “public offering” within the meaning of Section 4(a)(2) of the Securities Act (including through any Registered Offering or any registration statement, prospectus or other offering material relating thereto), nor did it receive any such general solicitation, advertising or public offering with respect to the Exchange, the Old Notes, the Shares, the New Notes or the Company.

(q) No broker, investment banker, finder or other person has been retained by or authorized to act on behalf of the Undersigned or any Investor in connection with the transactions contemplated hereby, and no commission or other remuneration has been paid or given directly or indirectly by or on behalf of the Undersigned in connection therewith.

(r) The Undersigned and/or any Investor will, upon request, execute and deliver, for itself and on behalf of any Investor, any additional documents deemed by the Company, the Old Notes Trustee, the Old Notes Collateral Agent, the New Notes Trustee or the Transfer Agent to be reasonably necessary to complete the transactions contemplated by this Agreement.

(s) The Undersigned and each Investor is acquiring the Exchange Consideration from the Company solely in exchange for the Exchanged Notes. Neither the Undersigned nor any Investor has provided, or will provide on or prior to the Closing Date, any consideration of value (whether in cash, securities or otherwise) to the Company or any of its affiliates in connection with the Exchange, other than the Exchanged Notes.

(t) No later than one (1) business day after the date hereof, the Undersigned shall deliver in writing to the Company settlement instructions, to the extent applicable, substantially in the form of Exhibit B attached to this Agreement for each of the Investors.

(u) The Undersigned acknowledges that the Company may issue appropriate stop-transfer instructions to the Transfer Agent and may make appropriate notations to the same effect in its books and records to ensure compliance with the provisions of this Section 3.

(v) The Undersigned and each Investor acknowledges and agrees that the Placement Agent has not acted as a financial advisor or fiduciary to the Undersigned or any Investor and that the Placement Agent and its respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to the Undersigned or any Investor, express or implied, with respect to the Company, the Exchanged Notes, the Shares, the New Notes or the accuracy, completeness or adequacy of the information provided to the Undersigned or any Investor (if any) or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Undersigned or any Investor.

(w) The Company and its agents shall be entitled to deduct and withhold from any consideration payable or deliverable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law, and shall be provided with a Form W-9 or the appropriate series of Form W-8, in order to establish whether any Investor is entitled to an exemption from (or reduction in the rate of) withholding. To the extent any such amounts are deducted or withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Investor in respect of which such deduction or withholding was made.

(x) The Undersigned and each Investor acknowledges and understands that at the time of the Closing, the Company may be in possession of material non-public information not known to the Undersigned or any Investor that may impact the value of the Old Notes (including the Exchanged Notes), the Shares and the New Notes (“Information”) that the Company has not disclosed to the Undersigned or any Investor. The Undersigned and each Investor acknowledges and agrees that it has not relied upon the non-disclosure of any such Information for purposes of making its decision to participate in the Exchange. The Undersigned and each Investor understands, based on its experience, the disadvantage to which the Undersigned and each Investor is subject due to the disparity of information between the Company, on the one hand, and the Undersigned and each Investor, on the other hand. Notwithstanding this, the Undersigned and each Investor has deemed it appropriate to participate in the Exchange. The Undersigned and each Investor agrees that the Company and its directors, officers, employees, agents, stockholders and affiliates shall have no liability to the Undersigned or any Investor or their respective beneficiaries whatsoever due to or in connection with the Company’s use or non-disclosure of the Information or otherwise as a result of the Exchange, and the Undersigned and each Investor hereby irrevocably waives any claim that it or any Investor might have based on the failure of the Company to disclose the Information.

(y) The Undersigned and each Investor acknowledges and understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Shares or the New Notes or made any finding or determination concerning the fairness or advisability of this investment.

(z) The operations of the Undersigned and each Investor have been conducted in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act. The Undersigned has performed due diligence necessary to reasonably determine that each Investor is not named on the lists of denied parties or blocked persons administered by OFAC, is not resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), is not otherwise the subject of Sanctions and has not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.

(aa) The Undersigned and each Investor acknowledges and agrees that it has not disclosed, and will not disclose, to any third party any information regarding the Company or the Exchange, and that it has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Undersigned or such Investor was first contacted by the Company or the Placement Agent with respect to the Exchange until after the confidential information (as described in the confirmatory email received by the Undersigned or such Investor from the Placement Agent (the “Wall Cross Email”)) is made public.

(bb) If the Undersigned is exchanging any Exchanged Notes and acquiring the Exchange Consideration as a fiduciary or agent for one or more accounts (including for purposes of this Section 3(bb), the Accounts which are Investors), it represents that (i) it has sole investment discretion with respect to each such account, (ii) it has full power to make the foregoing representations, warranties and covenants on behalf of such account and (iii) it has contractual authority with respect to each such account.

(cc) The Undersigned and each Investor understands and agrees that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by it or the Investors by their participation in the transactions contemplated by this Agreement and acquisition of the Exchange Consideration are no longer accurate, the Undersigned and the applicable Investor shall promptly notify the Company and the Placement Agent. The Undersigned and each Investor understands and agrees that, unless and except to the extent the Undersigned or an Investor notifies the Company in writing to the contrary before the Closing, each of the Undersigned’s and Investors’ representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

4. Conditions to Obligations of the Undersigned, the Investors and the Company. The obligations of the Undersigned and the Investors under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 2 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing, (b) the covenants of the Company contained in Section 2 hereof to be performed at or before the Closing shall have been performed, (c) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement, (d) the Shares and the Maximum Number of Underlying Shares shall have been approved for listing on the NYSE, subject to official notice of issuance, and (e) the New Notes Indenture shall have been duly executed and delivered by the Company and the New Notes Trustee.

The obligations of the Company under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (i) the representations and warranties of the Undersigned and the Investors contained in Section 3 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing, (ii) the covenants of the Undersigned and the Investors contained in Section 3 hereof to be performed at or before the Closing shall have been performed, (iii) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement and (iv) in the case of a Closing pursuant to clause (x) of the second proviso to Section 1(d), (A) Old Notes representing at least 75% of the aggregate principal amount of the Old Notes then outstanding (other than any Old Notes owned by the Company or any of its Subsidiaries) shall have been delivered for exchange at the Closing in accordance with the Exchange Procedures and the exchange procedures applicable to the Other Agreements, (B) valid consents to the Proposed Amendments from the holders of at least 75% of the aggregate principal amount of the Old Notes then outstanding (determined in accordance with Section 8.04 of the Old Notes Indenture) shall have been received in accordance with the procedures specified by the Company pursuant to Section 1(d) (including through DTC) and shall not have been revoked and (C) the supplemental indenture and other documents giving effect to the Proposed Amendments shall have been executed and shall be operative prior to the issuance of the New Notes at the Closing.

5. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Undersigned. Neither Section 15 nor any of the provisions to which the Placement Agent is a beneficiary as provided in Section 15 hereof shall be modified, changed, discharged or terminated without the prior written consent of the Placement Agent.

6. Assignability. No person shall assign this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof or any of the Exchanged Notes held by the Investors, without the prior written consent of the Company (in the case of assignment by the Undersigned or any Investor), or the applicable Investor (in the case of assignment by the Company).

7. Waiver of Jury Trial. EACH OF THE COMPANY AND THE UNDERSIGNED (ON BEHALF OF ITSELF AND EACH INVESTOR) HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8. Governing Law. This Agreement, its negotiation and any related disputes shall in all respects be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.

9. Submission to Jurisdiction. Each of the Company and the Undersigned (on behalf of itself and each Investor): (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Undersigned (on behalf of itself and each Investor) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10. Venue. Each of the Company and the Undersigned (on behalf of itself and each Investor) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 9. Each of the Company and the Undersigned (on behalf of itself and each Investor) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

11. Service of Process. Each of the Company and the Undersigned (on behalf of itself and each Investor) irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of the Company or the Undersigned (on behalf of itself and each Investor) to serve process in any other manner permitted by law.

12. Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by confirmed electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses, or in the case of the Undersigned and each Investor, the address provided on its signature page or Exhibit B attached to this Agreement (or such other address as the Company or the Undersigned shall have specified by notice in writing to the other):

3D Systems Corporation

333 Three D Systems Circle

Rock Hill, South Carolina 29730

Attention: Andrew Wright

Email: drew.wright@3dsystems.com

13. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Company, the Undersigned and each Investor and their respective heirs, legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the Company, the Undersigned and each Investor with respect to the subject matters hereof. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, electronic mail or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

14. Notification of Changes. After the date of this Agreement, each of the Company and the Undersigned hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing pursuant to this Agreement that would cause any representation, warranty or covenant of the Company or the Undersigned, as the case may be, contained in this Agreement to be false or incorrect.

15. Reliance by the Placement Agent and Company Counsel. The Placement Agent and Company Counsel may each rely on each representation and warranty of the Company and each Investor made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to the Placement Agent and Company Counsel. The Placement Agent and Company Counsel shall each be a third-party beneficiary of this Agreement to the extent provided in this Section 15.

16. Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

17. Survival. The representations and warranties of the Company and the Undersigned contained in this Agreement or made by or on behalf of the Investors pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby.

18. Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned, without liability of the Company, the Undersigned or the Investors, as the case may be, (a) by mutual agreement of the Company and the Undersigned in writing or (b) by either the Company or the Undersigned, by written notice (which may be by electronic mail) to the other, if the Closing has not occurred on or before December 15, 2026 (or such later date as the Company and the Undersigned mutually agree in writing); provided that (x) the right to terminate this Agreement under clause (b) shall not be available to any party whose failure (or, in the case of the Undersigned, the failure of any Investor) to perform its obligations hereunder has caused the Closing not to occur on or before such date and (y) neither the Company nor the Undersigned shall be released from liability hereunder if this Agreement is terminated by reason of the failure of such person (or, in the case of the Undersigned, any Investor) to have performed its obligations hereunder. Except as provided above, if this Agreement is terminated and the transactions contemplated hereby are not concluded as described above, this Agreement will become void and of no further force and effect.

19. Taxation; Withholding; Required Tax Forms. Each Investor (or Account(s) of such Investor, if applicable) shall deliver to the Company, at least one (1) business day prior to the Closing Date, an accurately completed and duly executed IRS Form W-9 or IRS Form W-8BEN, W-8BEN-E, W-8IMY or W-8ECI, as applicable (or any successor form) as described in Exhibit C, together with such other documentation as the Company or its agents may reasonably request to determine whether, and at what rate, any withholding is required (including under Sections 1471 through 1474 of the Code). Any forms required to be delivered to the Company pursuant to this Section 19 shall be delivered in accordance with Section 12; provided that such communication shall be made via electronic mail.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

3D Systems Corporation

By
Name:
Title:

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Undersigned by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

Undersigned:
[_____________],
in its capacity as described in the first paragraph hereof

By
Name:
Title:

EXHIBIT A

Accounts and Exchanged Notes (CUSIP 88554D AF3)

Exchange Consideration
Name of Exchanging Account (i.e., the Beneficial Owner)	Aggregate Principal Amount of Exchanged Notes [1]	Cash Consideration	Number of Shares[2]	Principal Amount of New Notes[3]	Subject to
Section 1(d),
accrued and
unpaid interest
from, and
including,
June 15, 2026
(or, if later, the
most recent date
to which interest
has been paid on
the Exchanged
Notes) to, but
excluding, the
Closing Date.
	$	$	$

Total	$	$	$

[1]	Investor to insert the principal amount of Old Notes to be exchanged, which must be an integral multiple of $1,000.
[2]	To be rounded down to nearest whole number.
[3]	To be rounded down to nearest $1,000

EXHIBIT B

Investor:

Registered Holder Name (if different from Investor):

Investor Address:

Telephone:

Email:

Country of Residence:
Jurisdiction of Organization:

Taxpayer Identification Number:

Account for Shares:

DTC Participant Number:
DTC Participant Name:
DTC Participant Callback Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:

Account for New Notes (if different from Shares):

DTC Participant Number:
DTC Participant Name:
DTC Participant Callback Phone Number:
DTC Participant Contact Email:
FFC Account #:
Account # at Bank/Broker:

EXHIBIT B

Account for Exchanged Notes (if different from New Notes):

DTC Participant Number:

DTC Participant Name:

DTC Participant Callback Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

Wire Instructions for Cash Consideration and Accrued Interest Payment

ABA Routing Number:

Beneficiary Account Name:

SWIFT Code:

Beneficiary Account Number:

Call back number:

Exchange Procedures

NOTICE TO INVESTOR

Attached are the Exchange Procedures for the settlement of the exchange of 5.875% Convertible Senior Secured Notes due 2030, CUSIP 88554D AF3 (the “Exchanged Notes”) of 3D Systems Corporation, a Delaware corporation (the “Company”), for the “Exchange Consideration” (as defined in and pursuant to the Exchange Agreement between you and the Company), which is expected to occur on or about November 12, 2026. To ensure timely settlement of the Exchange Consideration, please follow the instructions as set forth below. Capitalized terms used but not defined have the meanings set forth in the Exchange Agreement.

These instructions supersede any prior instructions you received. Your failure to comply with these instructions may delay your receipt of the Exchange Consideration.

If you have any questions, please contact Sophia Linkas of J. Wood Capital Advisors LLC at 207-332-0326.

You must comply with the procedures described below in order to complete the Exchange and to receive the Exchange Consideration in respect of the Exchanged Notes on the Closing Date.

Delivery of Exchanged Notes and Receipt of Exchange Consideration

To deliver Exchanged Notes:

You must post, no later than 9:00 a.m., New York City time on the Closing Date, a withdrawal request for the Exchanged Notes through DTC via DWAC. It is important that this instruction be submitted and the DWAC posted on the Closing Date.

To receive the Shares and the New Notes:

You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the Shares and the New Notes to be issued upon the exchange to post on the Closing Date no later than 9:00 a.m., New York City time, one-sided deposit instructions through DTC via DWAC for the Shares and the New Notes deliverable in respect of the Exchanged Notes. It is important that these instructions be submitted and the DWACs posted on the Closing Date.

Computershare Trust Company, N.A. is the Transfer Agent and Registrar for the Common Stock (CUSIP No. 88554D 205). U.S. Bank Trust Company, National Association is the trustee for the New Notes (CUSIP No. 88554D AG1).

EXHIBIT B

Cash Payments

To receive the Cash Consideration and Accrued Interest Payment: You must provide wire instructions in your settlement instructions as set forth above. Such amounts will be paid by wire transfer of immediately available funds on the Closing Date.

Closing: The Closing is expected to occur on or about November 12, 2026. After the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the applicable Exchanged Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing set forth in the Exchange Agreement, the Company will deliver the Exchange Consideration in respect of the Exchanged Notes on the Closing Date in accordance with the delivery instructions above and the Exchange Agreement.

EXHIBIT C

Tax Matters

Backup Withholding Tax

Under U.S. federal income tax law, an Investor (or Account(s) of such Investor, if applicable) generally must provide such Investor’s (or that of the Account(s) of such Investor, if applicable) correct taxpayer identification number (“TIN”) on IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or an Investor’s (or that of the Account(s) of such Investor, if applicable) employer identification number. If the correct TIN is not provided, the Investor (or Account(s) of such Investor, if applicable) may be subject to penalties imposed by the IRS. In addition, certain payments made to holders may be subject to U.S. backup withholding tax (currently set at 24% of the payment). If an Investor (or Account(s) of such Investor, if applicable) is required to provide a TIN but does not have a TIN, the Investor (or Account(s) of such Investor, if applicable) should consult its tax advisor regarding how to obtain a TIN. Certain holders are not subject to these backup withholding and reporting requirements. A non-U.S. holder may be required to comply with certain certification procedures to establish that the holder is not a “United States person” (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) in order to avoid backup withholding (including by delivering an accurately completed and duly executed IRS Form W-8BEN, W-8BEN-E, W-8IMY or W-8ECI, as applicable (or any successor form) or otherwise establish a basis for exemption from backup withholding). U.S. backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against that holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. In certain circumstances, information returns may be filed with the IRS. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-U.S. holder resides. Investors (or Account(s) of such Investors, if applicable) are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.

Portfolio Interest Exemption (for Investors (or Account(s) of such Investors, if applicable) That Are Not U.S. Persons for U.S. Federal Income Tax Purposes)

Under U.S. federal income tax law, an Investor (or Account(s) of such Investor, if applicable) that is otherwise not eligible to provide an IRS Form W-9 may claim an exemption from U.S. withholding tax on payments or deliveries attributable to accrued and unpaid interest. Any Investor (or Account(s) of such Investor, if applicable) that claims such an exemption under the so-called “portfolio interest exemption” is hereby deemed to represent and certify (along with providing the applicable IRS Form W-8BEN or W-8BEN-E or W-8IMY) as set forth in Paragraph C below. However, if the Investor (or Account(s) of such Investor, if applicable) is an intermediary, a foreign partnership or other flow-through entity, then the following adjustments will be made:

EXHIBIT C

A.	The following representation will be provided as applied to the Investor (or Account(s) of such Investor, if applicable):

•	record ownership under Clause 1 of Paragraph C below, and

•	the status in Clause 2 of Paragraph C below.

B.	The following representations will be provided as applied to the partners, members or beneficial owners claiming the portfolio interest exemption:

•	beneficial ownership under Clause 1 of Paragraph C below,

•	the status in Clause 2 of Paragraph C below,

•	the status in Clause 3 of Paragraph C below, and

•	the status in Clause 4 of Paragraph C below.

C.

The following representation will be provided as applied to the Investor (or Account(s) of such Investor, if applicable) as well as the partners, members or beneficial owners claiming the portfolio interest exemption:

1.	It is the sole record and beneficial owner of the Exchanged Notes in respect of which it is providing this certification.

2.	It is not a “bank” (within the meaning of Section 881(c)(3)(A) of the Code).

3.

It is not a “10-percent shareholder” of the Company (determined by applying the constructive ownership rules of Section 318 of the Code, as modified by Section 871(h)(3)(C) of the Code, and taking into account any right to convert the Exchanged Notes into Common Stock) (within the meaning of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code).

4.	It is not a “controlled foreign corporation” (as such term is described in Section 881(c)(3)(C) of the Code) related to the Company (within the meaning of Section 864(d)(4) of the Code).

Investors (or Account(s) of such Investors, if applicable) are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from U.S. withholding taxes.

FATCA

In addition, withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on “withholdable payments,” which include interest on indebtedness (including any amount paid in respect of accrued and unpaid interest on the Exchanged Notes) and dividends on Common Stock, in each case, paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless those entities comply with certain requirements under the Code and applicable Treasury Regulations, which requirements may be modified by an “intergovernmental agreement” entered into between the United States and an applicable foreign country.

The FATCA withholding tax will apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding tax pursuant to an applicable tax treaty with the United States or U.S. domestic law. Thirty percent withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends (such as the Common Stock) beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed Treasury Regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. There can be no assurance that the proposed regulations will be finalized in their present form.

Investors (or Account(s) of such Investors, if applicable) that are not United States persons should consult their own tax advisors regarding the potential application of withholding under FATCA.